Taxes - Components of deferred tax assets and liabilities (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Allowance for doubtful accounts and other markdown and impairments	$ 7,622,322	$ 4,464,601
Valuation allowance	(7,622,322)	(4,464,601)
Total	0	0
Deferred tax liability:
Increase in fair value of intangible assets acquired through acquisition	2,129,517	1,905,442
Impairment of intangible assets acquired through acquisition	(2,129,517)	(1,905,442)
Total	$ 0	$ 0